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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 30, 1999


                             IKON Receivables, LLC
                             ---------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-71073              23-2990188
         --------                    ---------              ----------
(State or Other Jurisdiction      (Commission File      (I.R.S. Employer
     of Incorporation)                 Number)          Identification No.)

     Attention: President                                      31208
     --------------------                                      -----
        1738 Bass Road                                       (Zip Code)
         P.O. Box 9115
         Macon, Georgia
(Address of Principal Executive Offices)

               Registrant's telephone number, including area code
                                 (912) 471-2300
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                                   No change
                                   ---------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Notes and the Leases

          IKON Receivables, LLC (the "Registrant" or the "Issuer") has registered $1,825,000,000 in principal amount of Lease-Backed Notes for issuance on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (File No. 333-71073) (as amended, the "Registration Statement").

          Pursuant to the Registration Statement, the Registrant issued $699,595,000 in aggregate principal amount of its Lease-Backed Notes (the "Notes"), on October 7, 1999 (the "Closing Date").

          This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of October 1, 1999, among the Issuer, IOS Capital, Inc. as
-----------
Servicer, and Harris Trust and Savings Bank, as Trustee.

          The primary assets of the Issuer are a pool of equipment leases (the "Leases"), a security interest in the underlying equipment and other property relating to the Leases, which were transferred to the Issuer on the Closing Date pursuant to the Assignment and Servicing Agreement attached hereto as Exhibit
                                                                      -------
10.1.  As of the Closing Date, the Leases had the characteristics described in
----
the Prospectus dated May 7, 1999, the Preliminary Prospectus Supplement dated September 24, 1999 previously filed with the Commission pursuant to Rule 424(b)(3) of the Act and the Prospectus Supplement dated September 30, 1999 previously filed with the Commission pursuant to Rule 424(b)(2) of the Act.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated September 30, 1999, among the Issuer, IKON Receivables-1, LLC, IOS Capital, Inc., and Lehman Brothers as Representative of the Underwriters.

          4.1 Indenture, dated as of October 1, 1999 among the Issuer, Harris Trust Savings Bank, as Trustee, and IOS Capital Inc., as Servicer.

          4.2 Certificate Guaranty Insurance Policy, dated October 7, 1999, issued and delivered by Ambac Assurance Corporation.
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          5.1  Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated October 7, 1999.

          8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated October 7, 1999.

          10.1 Assignment and Servicing Agreement, dated as of October 1, 1999, among the Issuer, IKON Receivables-1, LLC, and IOS Capital, Inc., as Originator and Servicer.

          10.2 Indemnification Agreement, dated October 7, 1999, among Lehman Brothers, Chase Securities Inc., Deutsche Bank Securities Inc., PNC Capital Markets, Inc., as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

          10.3 Insurance and Indemnity Agreement, dated October 7, 1999, among IOS Capital, Inc., as Originator and Servicer, the Issuer, IKON Receivables-1, LLC, and Ambac Assurance Corporation, as Insurer.

          10.4 ISDA Master Agreement and Rate Swap Transaction, between Lehman Brothers Financial Products, Inc. and the Issuer, and Rate Swap Transaction between Lehman Brothers Special Financing Inc. and IOS Capital Inc., each dated as of October 7, 1999.

          23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation, and their report.*

          * Previously filed on Form 8-K filed with the Securities and Exchange Commission on October 1, 1999.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                    IKON Receivables, LLC

                    By: IKON Receivables Funding, Inc.,
                        ------------------------------
                        its Manager


                    By: /s/ Tom Sheehan
                        ---------------------------
                        Name:  Tom Sheehan
                        Title: Treasurer

Dated:  October 21, 1999
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.   Description
-----------   -----------
    1.1       Underwriting Agreement, dated September 30, 1999, among the
              Issuer, IKON Receivables-1, LLC, IOS Capital, Inc., and Lehman
              Brothers as Representative of the Underwriters.

    4.1 Indenture, dated as of October 1, 1999 among the Issuer, Harris Trust Savings Bank, as Trustee, and IOS Capital Inc., as Servicer.

    4.2 Certificate Guaranty Insurance Policy, dated October 7, 1999, issued and delivered by Ambac Assurance Corporation.

    5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated October 7, 1999.

    8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated October 7, 1999.

   10.1 Assignment and Servicing Agreement, dated as of October 1, 1999, among the Issuer, IKON Receivables-1, LLC, and IOS Capital, Inc., as Originator and Servicer.

   10.2 Indemnification Agreement, dated October 7, 1999, among Lehman Brothers, Chase Securities Inc., Deutsche Bank Securities Inc., PNC Capital Markets, Inc., as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

   10.3 Insurance and Indemnity Agreement, dated October 7, 1999, among IOS Capital, Inc., as Originator and Servicer, the Issuer IKON Receivables-1, LLC, and Ambac Assurance Corporation, as Insurer.

   10.4 ISDA Master Agreement and Rate Swap Transaction, between Lehman Brothers Financial Products, Inc. and the Issuer, and Rate Swap Transaction between Lehman Brothers Special Financing Inc. and IOS Capital Inc., each dated as of October 7, 1999.

   23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation, and their report.*

              * Previously filed on Form 8-K filed with the Securities and Exchange Commission on October 1, 1999.